Effective immediately, in the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information,” the reference to the page number of the “Waivers of Sales Charges” is replaced by reference to page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective immediately, the sub-section entitled “Investment Adviser” beneath the main heading “Management of the Fund” is restated in its entirety as follows:

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended August 31, 2012, the fund paid MFS an effective management fee equal to 0.77% of the fund's average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.90% of the fund’s average daily net assets annually up to $1 billion; 0.80% of the fund’s average daily net assets annually in excess of $1 billion up to $2 billion; and 0.70% of the fund’s average daily net assets annually in excess of $2 billion.

Effective August 1, 2013, MFS has agreed in writing to reduce its management fee to 0.65% of the fund’s average daily net assets annually in excess of $5 billion up to $10 billion; and 0.60% of the fund’s average daily net assets annually in excess of $10 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2014.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period ended August 31, 2012.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $303 billion as of October 31, 2012.

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